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                                                                    EXHIBIT 10.5


                          REGISTRATION RIGHTS AGREEMENT



          This REGISTRATION RIGHTS AGREEMENT, dated as of May 27, 1999 (this "Agreement"), is entered into by and between Urban Shopping Centers, Inc., a Maryland corporation (the "Company"), and the unit holder whose name is set forth on the signature page hereto ("Unit Holder").

                                    RECITALS

          WHEREAS, in connection with the offering of 800,000 Series C Cumulative Convertible Redeemable Preferred Units (the "OP Units") of Urban Shopping Centers, L.P., an Illinois limited partnership (the "Operating Partnership"), Meadowbrook Equity Fund II, LLC, a New York limited liability company (the "Contributor"), contributed to the Operating Partnership $40,000,000 in return for the OP Units on terms and conditions set forth in the Contribution Agreement dated the date of this Agreement (the "Contribution Agreement"), between the Company and the Operating Partnership and the Contributor;

          WHEREAS, the Unit Holder will receive the OP Units in exchange for its cash contribution to the Operating Partnership;

          WHEREAS, pursuant to the Partnership Agreement (as defined below), the OP Units owned by the Unit Holder will be redeemable for cash or exchangeable for shares of the Company's Series C Cumulative Redeemable Preferred Stock (the "Preferred Stock") upon the terms and subject to the conditions contained therein; and

          WHEREAS, in order to induce the Contributor to enter into the Contribution Agreement, the Company has agreed to enter into this Agreement and to provide registration rights set forth herein to the Contributor and any subsequent holder or holders of the OP Units.

          NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

         SECTION 1.1. DEFINITIONS.

         In addition to the definitions set forth above, the following terms, as used herein, shall have the following meanings:


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          "Affiliate" of any Person means any other Person directly or indirectly controlling or controlled by or under common control with such Person. For the purposes of this definition, "control", when used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Amendment" means that certain Fifth Amendment to the Partnership Agreement, dated as of May 27, 1999, between the Company and the Contributor.

          "Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized by law to close.

          "Charter" means the Company's charter, as the same may be amended, modified, supplemented or restated from time to time.

          "Commission" means the Securities and Exchange Commission.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

          "General Partner" means the Company or its successors as general partner of the Operating Partnership.

          "Holder" means the Unit Holder and any Person who is the record or beneficial owner of any Registrable Security or any permitted assignee or permitted transferee of such Registrable Security (including assignments or transfers of Registrable Securities to such assignees or transferees as a result of the foreclosure on any loans secured by such Registrable Securities) unless such Registrable Security is acquired in a public distribution pursuant to a registration statement under the Securities Act or in a public distribution pursuant to transactions exempt from registration under the Securities Act, in each such case where securities sold in such transaction may be resold by Persons who are not Affiliates of the Company in a public distribution without subsequent registration under the Securities Act.

          "Incapacitated" shall have the meaning set forth in the Partnership Agreement.

          "Indemnified Party" shall have the meaning set forth in Section 2.6 hereof.

          "Indemnifying Party" shall have the meaning set forth in Section 2.6 hereof.

          "Inspectors" shall have the meaning set forth in Section 2.2(g) hereof.

          "NASD" shall have the meaning set forth in Section 2.2(d) hereof.

          "Partnership Agreement" means the Second Amended and Restated Agreement of Limited Partnership of the Operating Partnership dated as of October 14, 1993, as amended


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through the date hereof, including by the Amendment, and as the same may be further amended, modified or restated from time to time.

          "Person" means an individual or a corporation, partnership, limited liability company, association, trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

          "Registrable Securities" means shares of Preferred Stock at any time owned, either of record or beneficially, by any Holder and no matter how acquired (including, without limitation, shares of Preferred Stock issued or issuable upon exchange of OP Units or issued or issuable by way of stock dividend or stock split, or in connection with a merger, consolidation, combination of shares, recapitalization or other reorganization and any other securities issued pursuant to any other distribution with respect to the Preferred Stock or in exchange for or replacement of such Preferred Stock) until
(i) a registration statement covering such shares has been declared effective by the Commission and such shares have been sold or transferred pursuant to such effective registration statement, (ii) such shares are permitted to be distributed by Persons who are not Affiliates of the Company in a transaction that would constitute a sale thereof under the Securities Act pursuant to Rule 144(k) or are otherwise freely transferable to the public by Persons who are not Affiliates of the Company without registration pursuant to Section 4(1) of the Securities Act under circumstances in which all of the applicable conditions of Rule 144 are satisfied or (iii) such shares have been otherwise transferred pursuant to an applicable exemption under the Securities Act, new certificates for such shares not bearing a legend restricting further transfer shall have been delivered by the Company and such shares shall be freely transferable to the public by Person who are not Affiliates of the Company in a transaction that would constitute a sale thereof without registration under the Securities Act.

          "Registration Expenses" shall have the meaning set forth in Section
2.3 hereof.

          "Rule 144" means Rule 144 promulgated under the Securities Act, as such rule may be amended from time to time, or any similar rule (other than Rule
144A) or regulation hereafter adopted by the Commission providing for offers and sales of securities made in compliance therewith resulting in offers and sales by subsequent holders of such securities that are not Affiliates of the Company being free of the registration and prospectus delivery requirements of the Securities Act.

          "Rule 144A" means Rule 144A promulgated under the Securities Act, as such rule may be amended from time to time, or any similar rule (other than Rule
144) or regulation hereafter adopted by the Commission.

          "Rule 415" means Rule 415 promulgated under the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission.


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          "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

          "Selling Holder" means a Holder who is selling Registrable Securities pursuant to a registration statement under the Securities Act pursuant to this Agreement.

          "Shelf Registration" shall have the meaning set forth in Section 2.1(a) hereof.

          "Shelf Registration Statement" means any registration statement relating to a Shelf Registration that covers any shares of Preferred Stock of the Company filed with the Commission under the Securities Act, including the prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

          "Underwriter" means a securities dealer who purchases any Registrable Securities as principal and not as part of such dealer's market-making activities.

          "Unit Holder(s)" shall have the meaning set forth in the introductory paragraphs hereto and shall include any successors, transferees or assigns permitted under the Amendment other than pursuant to an effective registration statement or Rule 144.

                                   ARTICLE II
                               REGISTRATION RIGHTS

          SECTION 2.1. SHELF REGISTRATION.

                  (a) At any time (and from time to time) when OP Units representing in the aggregate 25% or more of the OP Units issued in accordance with the Contribution Agreement are exchanged for shares of Preferred Stock, the Company shall prepare and file a Shelf Registration Statement with respect to such Registrable Securities covering the resale thereof by the Holders on an appropriate form for an offering to be made on a continuous or delayed basis pursuant to Rule 415 (the "Shelf Registration") within 60 days after the date such OP Units are exchanged for shares of Preferred Stock and shall use its reasonable best efforts to cause such Shelf Registration Statement to be declared effective as promptly as practicable. The Company shall use its reasonable best efforts to keep such Shelf Registration Statement continuously effective with respect to such Registrable Securities until the earlier of (A) 24 months following the date the Company files such Shelf Registration Statement and (B) such time as all of the Registrable Securities that are the subject of such Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement or Rule 144 or are no longer Registrable Securities.

                  (b) In lieu of the Shelf Registrations set forth in Section 2.1(a), the Company may, at the Company's option, to the extent permitted by applicable law, rules and regulations, upon the first exchange of OP Units for shares of Preferred Stock, prepare and file a Shelf Registration Statement with respect to all Registrable Securities (i) issued in


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exchange for OP Units and (ii) thereafter issuable in exchange for OP Units, and covering the resale thereof by the Holders on an appropriate form for an offering to be made on a continuous or delayed basis pursuant to Rule 415 within 60 days after the date OP Units are first exchanged for shares of Preferred
Stock and shall use its reasonable best efforts to cause such Shelf Registration Statement to be declared effective as promptly as practicable. The Company shall use its reasonable best efforts to keep such Shelf Registration Statement continuously effective with respect to all such Registrable Securities theretofore or thereafter issued until the earlier of (A) 36 months following the date the Company files such Shelf Registration Statement and (B) such time as all such Registrable Securities that are the subject of such Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement or Rule 144 or are no longer Registrable Securities.

         SECTION 2.2. REGISTRATION PROCEDURES; FILINGS; INFORMATION.

         In connection with any Shelf Registration Statement under Section 2.1 hereof, the Company shall use its reasonable best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method or methods of disposition thereof as expeditiously as possible (and in any event within the periods referred to in Section 2.1), and in connection with any such request:

                  (a) As provided in Section 2.1 hereof, the Company shall prepare and file with the Commission a registration statement on any form for which the Company then qualifies or that counsel for the Company shall deem appropriate and which form shall be available for the sale by the Selling Holders of the Registrable Securities to be registered thereunder in accordance with the intended method of distribution thereof and that shall comply as to form in all material respects with the requirements of the applicable form and include or incorporate by reference all financial statements required by the Commission to be filed therewith, and use its reasonable best efforts to cause such filed registration statement to become and remain effective for the period specified elsewhere herein.

                  (b) The Company shall, if requested, prior to filing a registration statement or prospectus or any amendment or supplement thereto, notify each Holder of Registrable Securities that a Shelf Registration Statement is being filed and advise such Holder that an offering of Registrable Securities will be made in accordance with the method or methods elected (which method may also include an underwritten offering by a nationally recognized Underwriter selected by the Company and reasonably acceptable to the electing Holders) by the Holders of a majority of the Registrable Securities, furnish to each Selling Holder and each Underwriter, if any, of the Registrable Securities covered by such registration statement or prospectus copies of such registration statement or prospectus or any amendment or supplement thereto as proposed to be filed, and thereafter furnish to such Selling Holder and Underwriter, if any, such number of conformed copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein), the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such Selling Holder or Underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Selling Holder.


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                  (c) The Company shall notify each Holder of Registrable
Securities and counsel for such Holder promptly and, if requested by such Holder or counsel, confirm such advice in writing promptly (i) when a registration statement has become effective and when any post-effective amendments and supplements thereto become effective, (ii) of any request by the Commission or any state securities authority for post-effective amendments and supplements to a registration statement that has become effective, (iii) of the issuance by the Commission or any state securities authority of any stop order suspending the effectiveness of a registration statement or the initiation of any proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and (v) of any determination by the Company that a post-effective amendment to a registration statement would be appropriate.

                  (d) The Company shall use its reasonable best efforts to (i) register or qualify the Registrable Securities under such other securities or blue sky laws of such jurisdictions in the United States (where an exemption is not available) as any Selling Holder or managing Underwriter or Underwriters, if any, reasonably (in light of such Selling Holder's intended plan of distribution) requests by the time the registration statement relating thereto is declared effective by the Commission and (ii) cause such Registrable Securities to be registered with or approved by such other governmental agencies or authorities, including the National Association of Securities Dealers ("NASD"), as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be reasonably necessary or advisable to enable such Selling Holder to consummate the disposition of the Registrable Securities owned by such Selling Holder; provided that the Company will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (d), (B) subject itself to taxation in any such jurisdiction or
(C) consent to general service of process in any such jurisdiction except as may be required by the Securities Act.

                  (e) The Company shall promptly notify each Selling Holder or Underwriter of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus and shall file with the Commission such amendments and supplements to such prospectus and deliver copies of the same to the Selling Holders or Underwriters, as the case may be, so that as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading and promptly make available to each Selling Holder a reasonable number of copies of any such supplement or amendment.


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                  (f) The Company shall enter into customary agreements
(including an underwriting agreement or securities sale agreement, if any, in customary form) containing such representations and warranties to the Holders of such Registrable Securities and the Underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in similar underwritten offerings as may be reasonably requested by them and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities.

                  (g) The Company shall make available for inspection by any Selling Holder of such Registrable Securities, any Underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other professional retained by any such Selling Holder or Underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information reasonably requested by any Inspectors in connection with such registration statement. Records that the Company determines, in good faith, to be confidential and that it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such registration statement or (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction. Each Selling Holder of such Registrable Securities agrees that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Company or its Affiliates or otherwise disclosed by it unless and until such is made generally available to the public. Each Selling Holder of such Registrable Securities further agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential.

                  (h) The Company shall furnish to each Selling Holder and to each Underwriter, if any, a signed counterpart, addressed to such Selling Holder or Underwriter, of (i) an opinion or opinions of counsel to the Company and (ii) a comfort letter or comfort letters from the Company's independent public accountants (to the extent permitted by the standards of the American Institute of Certified Public Accountants), each in customary form and covering such matters of the type customarily covered by opinions or comfort letters, as the case may be, as the Holders of a majority of the Registrable Securities included in such offering or the managing Underwriter or Underwriters therefor reasonably request.

                  (i) The Company shall otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission and make available to its securityholders, as soon as reasonably practicable, an earnings statement covering a period of twelve (12) months, beginning within three (3) months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder (or any successor rule or regulation hereafter adopted by the Commission).


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                  (j) The Company shall use its reasonable best efforts to cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed.

                  (k) The Company shall use its reasonable best efforts to obtain a CUSIP number for the Preferred Stock not later than the effective date of the Shelf Registration Statement.

          The Company may require, as a condition precedent to the obligations of the Company under this Agreement, each Selling Holder of Registrable Securities to promptly furnish in writing to the Company such information regarding such Selling Holder, the Registrable Securities held by it and the intended method of distribution of the Registrable Securities as the Company may from time to time reasonably request and such other information as may be legally required in connection with such registration.

          Each Selling Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 2.2(e) hereof, such Selling Holder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement and prospectus covering such Registrable Securities until such Selling Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 2.2(e) hereof, and, if so directed by the Company, such Selling Holder will deliver to the Company all copies, other than permanent file copies then in such Selling Holder's possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice. Each Selling Holder of Registrable Securities agrees that it will immediately notify the Company at any time when a prospectus relating to the registration of such Registrable Securities is required to be delivered under the Securities Act, of the happening of an event as a result of which information previously furnished by such Selling Holder to the Company in writing for inclusion in such prospectus contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. If the Company shall give such notice, the Company shall extend the period during which such registration statement shall be maintained effective (including the periods referred to in Section 2.1 hereof) by the number of days during the period from and including the date of the giving of notice pursuant to Section 2.2(e) hereof to the date when the Company shall make available to the Selling Holders of Registrable Securities covered by such registration statement a prospectus supplemented or amended to conform with the requirements of Section 2.2(e) hereof.

         SECTION 2.3. REGISTRATION EXPENSES.

         In connection with any registration statement required to be filed hereunder, the Company shall pay the following registration expenses incurred in connection with the registration hereunder (the "Registration Expenses"): (i) all Commission, stock exchange, NASD or other registration and filing fees, (ii) fees and expenses of compliance with securities or blue sky laws and compliance with the rules of the NASD, (iii) printing expenses


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of any Persons in preparing and distributing any Shelf Registration Statement, any prospectus, any amendments or supplements thereto, certificates representing the Preferred Stock and any other document relating to the performance of, and compliance with, this Agreement, (iv) internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), (v) the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange, (vi) reasonable fees and disbursements of counsel for the Company and customary fees and expenses for independent certified public accountants retained by the Company (including the expenses of any special audits or comfort letters or costs associated with compliance with such special audits or with the delivery by independent certified public accountants of a comfort letter or comfort letters requested pursuant to Section 2.2(h) hereof, and (vii) the reasonable fees and expenses of any special experts retained by the Company in connection with such registration. The Company shall have no obligation to pay any underwriting fees, discounts or commissions attributable to the sale of Registrable Securities, or any out-of-pocket expenses of the Holders (or the agents who manage their accounts) or any transfer taxes relating to the registration or sale of the Registrable Securities.

         SECTION 2.4. INDEMNIFICATION BY THE COMPANY.

         The Company agrees to indemnify and hold harmless each Selling Holder of Registrable Securities, its officers, directors and agents, and each Person, if any, who controls such Selling Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages, expenses and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to the Registrable Securities (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information furnished in writing to the Company by such Selling Holder or on such Selling Holder's behalf expressly for inclusion therein.

         SECTION 2.5. INDEMNIFICATION BY HOLDERS OF REGISTRABLE SECURITIES.

         Each Selling Holder agrees, severally but not jointly, to indemnify and hold harmless the Company, its officers, directors and agents and each Person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Selling Holder, but only with respect to information relating to such Selling Holder furnished in writing by such Selling Holder or on such Selling Holder's behalf expressly for use in any registration statement or prospectus relating to the Registrable Securities, or any amendment or supplement thereto, or any preliminary prospectus. In case any action or proceeding shall be brought against the Company or its officers, directors or agents or any such controlling

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Person, in respect of which indemnity may be sought against such Selling Holder, such Selling Holder shall have the rights and duties given to the Company, and the Company or its officers, directors or agents or such controlling Person shall have the rights and duties given to such Selling Holder, by Section 2.4 hereof.

         SECTION 2.6. CONDUCT OF INDEMNIFICATION PROCEEDINGS.

         In case any proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to Sections 2.4 or 2.5 hereof, such Person (an "Indemnified Party") shall, as promptly as reasonably practicable, notify the person against whom such indemnity may be sought (an "Indemnifying Party") in writing and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Party, and shall assume the payment of all fees and expenses. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the Indemnified Party and the Indemnifying Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for all such Indemnified Parties, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Indemnified Parties, such firm shall be designated in writing (i) in the case of Persons indemnified pursuant to Section
2.4 hereof, by the Selling Holders that owned a majority of the Registrable Securities sold under the applicable registration statement and (ii) in the case of Persons indemnified pursuant to Section 2.5 hereof, by the Company. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent but, if settled with such consent, or if there shall be a final judgment for the plaintiff, the Indemnifying Party shall indemnify and hold harmless such Indemnified Parties from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Party shall have requested an Indemnifying Party to reimburse the Indemnified Party for fees and expenses of counsel as contemplated by the third sentence of this paragraph, the Indemnifying Party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than thirty (30) Business Days after receipt by such Indemnifying Party of the aforesaid request, (ii) such Indemnifying Party shall not have responded to such request (or, if such Indemnifying Party shall have responded, the same shall be contesting in good faith any portion of the requested reimbursement) and (iii) such Indemnifying Party shall not have reimbursed the Indemnified Party for the uncontested fees and expenses of counsel in accordance with such request prior to the date of such settlement. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any


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pending or threatened proceeding in which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability arising out of such proceeding.

         SECTION 2.7. CONTRIBUTION.

         If the indemnification provided for in Section 2.4 or 2.5 hereof is unavailable to an Indemnified Party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities as is appropriate to reflect the relative benefits received by the parties, or if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits but also the relative fault of the parties, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnified Party or the Indemnifying Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          The Company and the Selling Holders agree that it would not be just and equitable if contribution pursuant to this Section 2.7 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages or liabilities referred to in Sections 2.4 and 2.5 hereof shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Selling Holder's obligations to contribute pursuant to this Section 2.7 are several in the proportion that the proceeds of the offering received by such Selling Holder bears to the total proceeds of the offering received by all the Selling Holders and not joint.

         SECTION 2.8. PARTICIPATION IN UNDERWRITTEN REGISTRATIONS.

         No Person may participate in any underwritten registration hereunder unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents in customary form and reasonably required under the terms of such underwriting arrangements and these registration rights provided for in this Article II.

         SECTION 2.9. RULE 144.

         The Company shall use its reasonable best efforts to file any reports required to be filed by it under the Securities Act and the Exchange Act and shall use its reasonable best efforts to take such further action as any Holder may reasonably request, all to the extent required from time to time to enable Holders to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any Holder, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

         SECTION 2.10. HOLDBACK AGREEMENT.

                  (a) If the Board of Directors of the Company determines in its good faith judgment that the filing of the Shelf Registration Statement under
Section 2.1 hereof or the use of any related prospectus would require the disclosure of non-public material information that the Company has a bona fide business purpose for preserving as confidential or the disclosure of which would impede the Company's ability to consummate a material transaction, and that the Company is not otherwise required by applicable securities laws or regulations to disclose, upon written notice of such determination by the Board of Directors of the Company, the rights of the Holders to offer, sell or distribute any Registrable Securities pursuant to the Shelf Registration Statement or to require the Company to take action with respect to the registration or sale of any Registrable Securities pursuant to the Shelf Registration Statement shall be suspended until the earlier of (i) the date upon which the Company notifies the Holders in writing that suspension of such rights for the grounds set forth in this Section 2.10(a) is no longer necessary and (ii) 60 days; provided however, the aggregate number of days in any consecutive twelve (12) month period during which such suspension or suspensions shall continue shall not exceed 120 days. The Company agrees to give such notice as promptly as practicable following the date that such suspension of rights is no longer necessary.

                  (b) The Company shall extend the period during which a registration statement shall be maintained effective (including the periods referred to in Section 2.1 hereof) by the number of days of suspension pursuant to Section 2.10(a).

                                   ARTICLE III
                                  MISCELLANEOUS


         SECTION 3.1. REMEDIES.

         In addition to being entitled to exercise all rights provided herein and granted by law, including recovery of damages, the Holders shall be entitled to specific performance of the rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

         SECTION 3.2. AMENDMENTS AND WAIVERS.

         The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given without the prior written consent of the Company and the Holders or any such Holder's representative if any such Holder is Incapacitated. No failure or delay by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon any breach thereof shall constitute a waiver of any such breach or any other covenant, duty, agreement or condition.

          SECTION 3.3. NOTICE. All notices and other communications in connection with this Agreement shall be made in writing by hand delivery, registered first-class mail, telex, telecopier or air courier guaranteeing overnight delivery. All notices and other communications required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given if personally delivered, delivered by nationally recognized overnight courier with proof of delivery thereof, sent by U.S. registered or certified mail (postage prepaid, return receipt requested) addressed as hereinafter provided or via telephonic facsimile transmission with proof of delivery in the form of a telecopier's transmission confirmation report. Notice shall be sent and deemed given (a) if personally delivered or via nationally recognized overnight courier, then upon receipt by the receiving party, or (b) if mailed, then three (3) days after being postmarked, or (c) if sent via telephonic facsimile transmission, then at the time set forth in the telecopier's transmission confirmation report.

         Any party listed below may change its address hereunder by notice to the other party listed below. Until further notice, notice and other communications hereunder shall be addressed to the parties listed below as follows:

                           (1)   if to any Unit Holder:

                                 Meadowbrook Equity Fund II, LLC
                                 c/o Bessemer Trust Company N.A.
                                 630 Fifth Avenue
                                 New York, New York 10111
                                 Attn:   John G. MacDonald
                                 Facsimile Number: (212) 246-3982

                           (2)   if to the Company or the Operating Partnership:

                                 Urban Shopping Centers, Inc.
                                 900 N. Michigan Avenue, Suite 1500
                                 Chicago, IL 60611
                                 Attention: Chief Financial Officer
                                 Facsimile Number: (312) 915-2001

                                 With copies to:

                                 Urban Shopping Centers, Inc.
                                 900 N. Michigan Avenue, Suite 1500
                                 Chicago, IL 60611
                                 Attention: General Counsel
                                 Facsimile Number: (312) 915-2001


                                 And to:

                                 Mayer, Brown & Platt
                                 190 South LaSalle Street
                                 Chicago, IL 60603
                                 Attention: Edward J. Schneidman, Esq.
                                 Fax: (312) 701-7711


         SECTION 3.4. SUCCESSORS AND ASSIGNS.

         The rights and obligations of any Holder hereunder may be assigned to any other Holder. Except as expressly provided in this Agreement, the rights and obligations of the Holders under this Agreement shall not be assignable by any Holder to any Person that is not a Holder. This Agreement shall be binding upon the parties hereto and their respective successors and assigns.

         SECTION 3.5. COUNTERPARTS; FACSIMILE SIGNATURES.

         This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Each party shall become bound by this Agreement immediately upon affixing its signature hereto, which may be an original signature or facsimile thereof.

         SECTION 3.6. GOVERNING LAW

         This Agreement shall be interpreted and enforced according to the internal laws of the State of New York.

         SECTION 3.7.      SEVERABILITY.

         In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

         SECTION 3.8. ENTIRE AGREEMENT.

         This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the Registrable Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

         SECTION 3.9. HEADINGS.

         The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         SECTION 3.10. NO THIRD PARTY BENEFICIARIES.

         Nothing express or implied herein is intended or shall be construed to confer upon any person or entity, other than the parties hereto and their respective successors and assigns, any rights, remedies or other benefits under or by reason of this Agreement.


                            (Signature Page Follows)

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date above written.

                                  URBAN SHOPPING CENTERS, INC.


                                  By:      /s/ Michael G. Hilborn
                                     -------------------------------------------
                                     Name:     Michael G. Hilborn
                                     Title:    Senior Vice President


                                  MEADOWBROOK EQUITY FUND II, LLC


                                  By:  Bessemer Trust Company N.A.,
                                       as its Manager



                                  By:        /s/ Timothy J. Morris
                                     -------------------------------------------
                                       Name:     Timothy J. Morris
                                       Title:    Senior Executive Vice President




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